Prospectus Supplement                             42633  5/98
dated May 11, 1998 to:
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PUTNAM STRATEGIC INCOME FUND (the "fund")
Prospectus dated July 30, 1997 as revised February 28, 1998

The following changes are made to the prospectus:

The first three sentences in the third paragraph under the heading "How the fund pursues its objective - Basic investment strategy" on page 9 of the prospectus are replaced with the following:

     The fund may invest up to 85% of its total assets in securities rated below BBB or Baa by each nationally recognized securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), rating such securities and in unrated securities determined by Putnam Investment Management, Inc. the fund's investment manager ("Putnam Management") to be of comparable quality. Securities rated below BBB and Baa (and comparable unrated securities) are commonly known as "junk bonds." The fund will not invest more than 20% of its total assets in securities rated below CCC or Caa by each of the agencies rating such securities (and in unrated securities determined by Putnam Management to be of comparable quality), which may include securities in the lowest rating category of each rating agency.


The first sentence in the seventh paragraph under the heading
"Foreign investments" on page 15 is replaced with the following:

     The fund may invest without limit in foreign securities.